Exhibit 10.17
    OMNIBUS AMENDMENT AND CONSENT
(Ferguson Receivables, LLC)
This Omnibus Amendment and Consent (this “Amendment”) is entered into by the undersigned parties as of May 19, 2021, and amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc.), a Virginia limited liability company (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), TRUIST BANK (successor by merger to SunTrust Bank), as the co-administrative agent (the “Co-Administrative Agent”), and FERGUSON PLC (formerly Wolseley plc), a company incorporated in Jersey and having registration number 128484 (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as previously amended, supplemented or modified through the date hereof (the “Purchase and Contribution Agreement”), between the Seller, Ferguson and the other Originators.
Preliminary Statements
(1)    Royal Bank of Canada and Truist Bank have been acting as Administrative Agent and Co-Administrative Agent, respectively, under the Receivables Purchase Agreement, and the parties to the Receivables Purchase Agreement have determined that the role of Co-Administrative Agent is no longer necessary;
(2)    On the date hereof, a new Purchase Group, consisting of Reliant Trust and GTA Funding LLC, as Conduit Purchasers, and The Toronto-Dominion Bank, as a Committed Purchaser and a Facility Agent (the “Assignee Purchase Group”), desires to join the Facility, and Royal Bank of Canada and Truist Bank are willing to assign a portion of their respective Purchase Group Maximum Net Investments to the Assignee Purchase Group, and the Assignee Purchase Group is willing to accept the same, all as provided herein;
(3)    On the date hereof, the Purchase Group of which SMBC Nikko Securities America, Inc. is the Facility Agent will no longer include a Conduit Purchaser, and has so notified the other parties to the Receivables Purchase Agreement;
(4)    On the date hereof, two Additional Originators, namely DBS Holdings, Inc. and HP Products Corporation (the “Additional Originators”), desire to become parties to the Purchase and Contribution Agreement and to the Receivables Purchase Agreement; and
(5)    The parties hereto desire to amend (a) the Receivables Purchase Agreement to (i) extend the Scheduled Termination Date, to eliminate the role of co-administrative agent and to add the Additional Originators and (ii) make certain other changes, including with respect to LIBOR transition and amend certain other provisions, (b) the Purchase and Contribution Agreement to add the Additional Originators and make certain other changes and (c) the Subordinated Notes dated July 31, 2013, delivered by the Seller to each of the Originators (other than the Additional Originators) (the “Subordinated Notes”) to include provisions with respect to LIBOR transition. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. The Receivables Purchase Agreement, the Purchase and Contribution Agreement and the Subordinated Notes are sometimes collectively referred to herein as the “Amendment Documents”. Unless the context of this Amendment otherwise clearly requires, references to the plural include the singular, references to the part include the whole and the words “include”, “including” and “includes” shall be deemed to be followed by “without limitation”. Each reference to “hereof”, “hereunder”, “herein” and “hereby”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. All references to an Amendment Document in any other document or instrument shall be deemed to mean the applicable Amendment Document, as amended by this Amendment. This Amendment shall not constitute a novation of either any Amendment Document, but shall constitute an amendment to each of them. The parties hereto agree to be bound by the terms and obligations of the Amendment, as amended by this Amendment, as though the terms and obligations of each Agreement were set forth herein.
    1.    Termination of Co-Administrative Agent.
(a)    By execution and delivery of this Amendment, effective on the Amendment Effective Date (defined below), Truist Bank and the other parties hereto agree and acknowledge that Truist Bank is terminated as Co-Administrative Agent under the Receivables Purchase Agreement and the other Transaction Documents. The parties hereto hereby consent to such termination and the deletion of all provisions in the Receivables Purchase Agreement that relate to the Co-Administrative Agent.
    (b)    Upon such termination, all reimbursement, indemnity and similar provisions contained in the Receivables Purchase Agreement, which, by their terms, inure to the benefit of Truist Bank, as Co-Administrative Agent, shall continue to inure to Truist Bank’s benefit as to any action taken or omitted to be taken by it while it was the Co-Administrative Agent.
    2.    Purchaser Assignments and Joinder of New Purchase Group.
(a)    For full and fair consideration, the sufficiency of which is hereby acknowledged, effective on the Amendment Effective Date, each of (i) Truist Bank, as a Committed Purchaser and a Facility Agent (collectively, the “Truist Assignor”) and (ii) Royal Bank of Canada, as a Committed Purchaser and a Facility Agent, and Thunder Bay Funding, LLC, as a Conduit Purchaser (collectively, the “RBC Assignor”; with the Truist Assignor, the “Assignors”), hereby assigns to The Toronto-Dominion Bank, as the Assignee Purchase Group’s Facility Agent (for the benefit of the Conduit Purchasers and the Committed Purchaser in the Assignee Purchase Group), without recourse and (except as provided below) without representation or warranty, and the Facility Agent for the Assignee Purchase Group hereby purchases and assumes, a portion of each Assignor’s Purchase Group’s Maximum Net Investment, together with all of the respective Assignor’s related undivided interest in the Receivable Interest and rights and obligations under the Receivables Purchase Agreement and the other Transaction Documents, such that after giving effect to the foregoing assignment and assumption, the Assignors and the Assignee Purchase Group shall have the Purchase Group Maximum Net Investments and Purchase Group Percentages listed on Schedule I to the Receivables Purchase Agreement. The Assignors and the Facility Agent for the Assignee Purchase Group hereby acknowledge that each Assignor’s Purchase Group Net Investment is $0 on and as of the Amendment Effective Date.
    (b)    By executing and delivering this Amendment, each member of each Assignor Purchase Group represents and warrants to the Assignee Purchase Group that it has not created any Lien upon or with respect to the portion of its Purchase Group’s Net Investment assigned hereby.
    (c)    By executing and delivering this Amendment, each member of the Assignee Purchase Group confirms to and agrees with each other party to the Receivables Purchase Agreement that (i) it has received a copy of all of the Transaction Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to join the Receivables Purchase Agreement; (ii) it shall become a party to and be bound by all of the terms of the Receivables Purchase Agreement and all other Transaction Documents, and to the extent of the interests assigned to it pursuant to this Amendment, have the rights and obligations of a Purchaser or Facility Agent, as applicable, thereunder; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Purchase Agreement, the Transaction Documents and other instrument or document pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interest in and under the Receivables Purchase Agreement and the Receivable Interest; and (iv) it has received a copy of Section 11.19 of the Receivables Purchase Agreement and agrees to be bound by the terms thereof. Each Purchaser in the Assignee Purchase Group shall deliver, on or before the Amendment Effective Date

(as defined below), to the Seller, the Servicer and the Administrative Agent the tax forms required by Section 11.07 of the Receivables Purchase Agreement
(d)     Schedule I to the Receivables Purchase Agreement is hereby updated to set forth information about the Purchase Groups after giving effect to the assignments in this Section 2, including their respective Purchase Group Maximum Net Investments and the Purchase Group Percentages.
(e)    The parties hereto acknowledge and agree that the joinder and assignment described in this Section 2. shall satisfy any and all of the requirements in Section 11.02 of the Receivables Purchase Agreement applicable to the execution and delivery of an Amendment and the effects thereof.
    3.    Joinder of Additional Originators.
    (a)    By executing and delivering this Amendment, each Additional Originator agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Contribution Agreement, the Receivables Purchase Agreement and each of the other relevant Transaction Documents. From and after the Amendment Effective, such Additional Originator shall be an Originator for all purposes of the Purchase and Contribution Agreement, the Receivables Purchase Agreement and all other Transaction Documents. Each Additional Originator hereby acknowledges that it has received copies of the Purchase and Contribution Agreement, the Receivables Purchase Agreement and the other Transaction Documents.
    (b)    Each Additional Originator hereby makes all of the representations and warranties set forth in Article VI (to the extent applicable and as to itself) of the Purchase and Contribution Agreement and Section 6.01 of Receivables Purchase Agreement as of the Amendment Effective Date (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein.
    (c)     Schedule I to the Purchase and Contribution Agreement is hereby updated to set forth information about the Additional Originators after giving effect to the joinders in this Section 3.
    (d)    The parties hereto acknowledge and agree that the joinder described in this Section 3. shall satisfy any and all of the requirements in Section 3.02 of the Purchase and Contribution Agreement applicable to the addition of an Originator.
    4.    Amendment of Purchase Group.
    (a)    By executing and delivering this Amendment, all parties acknowledge that, effective on the Amendment Effective Date, the Purchase Group of which SMBC Nikko Securities America, Inc. is the Facility Agent will no longer include Manhattan Asset Funding Company LLC as its related Conduit Purchaser, and will include Sumitomo Mitsui Banking Corporation as its Committed Purchaser and SMBC Nikko Securities America, Inc. as the Facility Agent.
    (b)    Manhattan Asset Funding Company LLC acknowledges that there is no Net Investment for its Purchase Group as of the Amendment Effective Date, and that on and after the Amendment Effective Date, it shall no longer be a party to the Receivables Purchase Agreement and except for any right to expense reimbursement or indemnity which shall have accrued to it under the Receivables Purchase Agreement prior to the Amendment Effective Date, it shall have relinquished its rights and be released from its obligations under the Receivables Purchase Agreement and all other Transaction Documents
    5.    Amendments to Receivables Purchase Agreement. The parties to the Receivables Purchase Agreement (after giving effect to the actions provided in Sections 1. through 4. of this Amendment) hereby amend the Receivables Purchase Agreement by making the additions which appear with computer generated underscoring and making the deletions which appear with computer generated strike-throughs, in each case, in the composite copy of the Receivables Purchase Agreement attached hereto as Annex A. The amendments to the Receivables Purchase

Agreement provided for in this Amendment constitute the eleventh amendment to the Receivables Purchase Agreement.
    6.    Amendments to Purchase and Contribution Agreement.; Consent The parties to the Purchase and Contribution Agreement (after giving effect to the actions provided in Sections 1. through 4. of this Amendment) hereby amend the Purchase and Contribution Agreement by making the additions which appear with computer generated underscoring and making the deletions which appear with computer generated strike-throughs, in each case, in the composite copy of the Purchase and Contribution Agreement attached hereto as Annex B. The amendments to the Purchase and Contribution Agreement provided for in this Amendment constitute the fourth amendment to the Purchase and Contribution Agreement. In accordance with Section 9.02 of the Purchase and Contribution Agreement, each of the Facility Agents hereby consents to the amendment of the Purchase and Contribution Agreement.
7.    Amendment of Subordinated Notes; Consent. The Seller and each Originator hereby consent to the following amendments to the respective Subordinated Notes:
(a) The following new definitions are hereby added to Section 2. of each Subordinated Note:
“Benchmark Replacement”: The meaning set forth in the Receivables Purchase Agreement.
“Benchmark Transition Event”: The meaning set forth in the Receivables Purchase Agreement.
(b) The first sentence of Section 3. of each Subordinated Note is hereby deleted in its entirety and replaced with the following:
The aggregate unpaid Purchase Price owing to the Originator under the Purchase and Contribution Agreement from time to time outstanding shall bear interest at a rate per annum equal to (i) the Eurodollar Rate plus 2.00% or (ii) on and after a Benchmark Transition Event, the Benchmark Replacement.
(c)    Section 6(b) of each Subordinated Note is hereby deleted in its entirety and replaced with the following:
    (b)    The entire remaining outstanding balance of this Subordinated Note shall be paid at the Final Maturity Date.
As required by Section 10(a) of each Subordinated Note, each of the Facility Agents hereby consents to the amendment of each Subordinated Note.
8.    Conditions to Effectiveness. The effectiveness of this Amendment shall occur on the date (the “Amendment Effective Date”) when (a) the Administrative Agent and the Facility Agents shall have received (i) duly executed counterparts of this Amendment from each party hereto , (ii) all other documents and instruments (duly executed, if applicable) listed on the Closing Index attached hereto as Annex C and (iii) all necessary credit approval of their respective Purchase Groups and (b) all fees payable in accordance with the Transaction Fee Letters executed on the Amendment Effective Date and fees of Chapman and Cutler LLP, counsel to the Administrative Agent and Facility Agents, shall have been received.
Upon the effectiveness of this Amendment, each of Seller and each Originator, as applicable, authorizes the filing by the Administrative Agent (or its designee) of each of the UCC-1 financing statements described on the Closing Index attached hereto as Annex C. The fees and expenses incurred in connection with all such filings shall be paid by the Seller or Ferguson, as appropriate.
9.    Representations and Warranties. In order to induce the Facility Agents, the Purchasers and the Administrative Agent to execute, deliver and perform this Amendment, each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants to the other parties to this Amendment as of the Amendment Effective Date that:

    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on and as of a specified date and then as of such specified date)) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
    10.    Affirmation and Ratification. The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party (including by the addition of the Additional Originators), and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
    11.    Scope of Amendment. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as expressly amended hereby, each Amendment Document remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Amendment Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
12.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.
    13.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by emailed pdf, facsimile transmission or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The parties acknowledge and agree that they may execute this Amendment and any Transaction Document and any variation or amendment to the same, by electronic instrument. The parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Amendment and any Transaction Document shall have the same validity and legal effect as the use of a signature affixed by hand (to the extent permitted by applicable law) and is made with the intention of authenticating this Amendment and any such Transaction Document, applicable and evidencing the parties’ intention to be bound by the terms and conditions contained herein and therein. For the purposes of using an electronic signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

    FERGUSON RECEIVABLES, LLC, as Seller

    By: /s/ Brenda L.Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an     Originator and Servicer

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

ENERGY & PROCESS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON FIRE & FABRICATION, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

DBS HOLDINGS, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

HP PRODUCTS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON PLC, as Parent

By: /s/ Philip A. Scott
    Name: Philip A. Scott
    Title: Group Head of Tax & Treasury

    ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

    By: /s/ Janine Dugan Marsini
    Name: Janine Dugan Marsini
    Title: Authorized Signatory

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

TRUIST BANK, as a Committed Purchaser and a Facility Agent

    By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

Acknowledgment of Termination of
Co-Administrative Agent Role:

TRUIST BANK

By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

GTA FUNDING LLC, as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
    Name: Kevin J. Corrigan
    Title: Vice President

RELIANT TRUST, as a Conduit Purchaser
By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent,
    The Toronto-Dominion Bank

By: /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

THE TORONTO-DOMINION BANK, as a Committed Purchaser and a Facility Agent

By: /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

SMBC NIKKO SECURITIES AMERICA, INC., as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

    By: /s/ Jun Ashley
    Name: Jun Ashley
        Title: Director

Acknowledgment of Termination of
Conduit Purchaser:

MANHATTAN ASSET FUNDING COMPANY LLC
By: MAF Receivables Corp., its Member

By: /s/ Lori Rezza____________________________
Name: Lori Rezza
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President